The PNC Financial Services Group, Inc. Citigroup Financial Services Conference March 9, 2011 Exhibit 99.1

Cautionary Statement Regarding Forward-Looking
Information and Adjusted Information
This presentation includes “snapshot” information about PNC used by way of illustration. It is not intended as a full business or financial review and should be viewed in the context of all of the information made available by PNC in its SEC filings. The presentation also contains forward-looking statements regarding our outlook or expectations for earnings, revenues, expenses, capital levels, liquidity levels, asset quality and/or other matters regarding or affecting PNC and its future business and operations. Forward-looking statements are necessarily subject to numerous assumptions, risks and uncertainties, which change over time.
The forward-looking statements in this presentation are qualified by the factors affecting forward-looking statements identified in the more detailed
Cautionary Statement included in the Appendix, which is included in the version of the presentation materials posted on our corporate website at
www.pnc.com/investorevents. We provide greater detail regarding some of these factors in our 2010 Form 10-K, including in the Risk Factors and
Risk Management sections of that report, and in our subsequent SEC filings (accessible on the SEC’s website at www.sec.gov and on or through our corporate website at www.pnc.com/secfilings). We have included web addresses here and elsewhere in this presentation as inactive textual references only. Information on these websites is not part of this presentation.
Future events or circumstances may change our outlook or expectations and may also affect the nature of the assumptions, risks and uncertainties to which our forward-looking statements are subject. The forward-looking statements in this presentation speak only as of the date of this presentation. We do not assume any duty and do not undertake to update those statements.
In this presentation, we will sometimes refer to adjusted results to help illustrate the impact of certain types of items, such as our third quarter 2010 gain related to the sale of PNC Global Investment Servicing Inc. (“GIS”), the acceleration of accretion of the remaining issuance discount on our
TARP preferred stock in connection with the first quarter 2010 redemption of such stock, our fourth quarter 2009 gain related to BlackRock’s acquisition of Barclays Global Investors (the “BLK/BGI gain”), our fourth quarter 2008 conforming provision for credit losses for National City, and integration costs in the 2010 and 2009 periods. This information supplements our results as reported in accordance with GAAP and should not be viewed in isolation from, or a substitute for, our GAAP results. We believe that this additional information and the reconciliations we provide may be useful to investors, analysts, regulators and others as they evaluate the impact of these respective items on our results for the periods presented due to the extent to which the items are not indicative of our ongoing operations. We may also provide information on pretax pre-provision earnings
(total revenue less noninterest expense), as we believe that pretax pre-provision earnings, a non-GAAP measure, is useful as a tool to help evaluate the ability to provide for credit costs through operations. Where applicable, we provide GAAP reconciliations for such additional information.
In certain discussions, we may also provide information on yields and margins for all interest-earning assets calculated using net interest income on a taxable-equivalent basis by increasing the interest income earned on tax-exempt assets to make it fully equivalent to interest income earned on taxable investments.  We believe this adjustment may be useful when comparing yields and margins for all earning assets. We may also use annualized, proforma, estimated or third party numbers for illustrative or comparative purposes only. These may not reflect actual results.
This presentation may also include discussion of other non-GAAP financial measures, which, to the extent not so qualified therein or in the Appendix, is qualified by GAAP reconciliation information available on our corporate website at www.pnc.com under “About PNC–Investor Relations.”

Today’s Discussion
PNC’s powerful franchise and ability to execute
delivered record results in 2010
PNC’s business model is designed to deliver
strong results and long-term value
PNC has momentum and is positioned to
achieve even greater shareholder value
PNC Continues to Build a Great Company. PNC Continues to Build a Great Company.

WA
OR
ID
NV
CA
AZ
MN
WI
MI
IL
IN
OH
PA
NY
MA
CT
NJ
DE
DC
MD
WV
VA
KY
MO
NC
TN
SC
AR
GA
LA
FL

Footprint covering nearly 1/3 of the U.S.
population
Retail
Corporate & Institutional
A leader in serving middle-market
customers and government entities
One of the largest bank-held asset
managers in the U.S.
Asset Management
Residential Mortgage
National distribution capabilities
PNC’s Powerful Franchise
Dec. 31, 2010
U.S. Rank1
Deposits $183B 6
Assets $264B 6
Branches 2,470 5
ATMs 6,673 5
Record 2010 net income of $3.4B
(1) Rankings source: SNL DataSource; Banks headquartered in U.S. Assets rank excludes Morgan Stanley and Goldman Sachs.
CO
TX
KS
OK
BlackRock
A leader in investment management, risk
management and advisory services worldwide
A Powerful
Franchise
and Record
Results
th
th
th
th

PNC’s Successful Business Model
Designed to
Deliver
Strong
Results
Staying core funded and disciplined in our deposit pricing
Returning to a moderate risk profile
Leveraging customer relationships and our strong brand to
grow high quality, diverse revenue streams
Creating positive operating leverage
1
while investing in
innovation
Remaining disciplined with our capital
Executing on our strategies
(1) A period to period dollar or percentage change when revenue growth exceeds expense growth.

PNC’s Higher Quality,
Differentiated Balance Sheet
Category (billions)
Dec. 31,
2010
Change from Dec. 31,
2008
Investment securities $64 $21 48%
Core loans
1
136 (13) (9%)
Distressed loans
2
15 (12) (43%)
Other assets 49 (23) (31%)
Total assets $264 ($27) (9%)
Transaction deposits $134 $23 21%
Retail CDs, time, savings 49 (33) (40%)
Total deposits $183 ($10) (5%)
Borrowed funds, other $50 ($22) (30%)
Preferred equity 1 (7) (92%)
Common equity 30 12 69%
Total liabilities and equity $264 ($27) (9%)
Improving environment for
corporate loan demand
Slower pace of CRE decline
Relatively stable consumer
portfolio, opportunities for
credit card growth
Continued run-off of distressed
loans
2
when appropriate
Further low cost deposit
gathering
Additional run-off of higher cost
deposits
Possible shift from capital
accumulation to optimization
4
2011 expectations
3
(1) Excludes loans assigned to the Distressed Assets Portfolio business segment. (2) Represents loans assigned to the Distressed Assets Portfolio business segment. (3) Refer to the economic assumptions in the Cautionary Statement in the Appendix. (4) Subject to regulatory approvals.
Designed to
Deliver
Strong
Results

Returning to a Moderate Risk Profile
Nonperforming
loans³
to total
loans
Nonperforming
assets²
to total
assets
Net charge-
offs to average
loans
Allowance for
loan and lease
losses
4
to
loans
2010 reserves / NCOs
2.6
1.7
1.6
1.4
1.3
1.3
1.3
1.2
1.1
1.1
1.0
1.0
0.8
MTB
PNC
CMA
JPM
WFC
FITB
USB
BAC
RF
BBT
STI
KEY
COF
X
2010 key metrics
1
2.01%
2.55%
2.97%
3.68%
1.91%
2.65%
3.25%
3.27%
(1) As of or for the year ended December 31, 2010. Peers represents average of banks identified in the Appendix.  Sources: SNL DataSource. (2)
Does not include purchased impaired loans due to purchase accounting. Also does not include loans held for sale. (3) Nonperforming loans do not include foreclosed and other assets. (4) Includes impairment reserves attributable to purchased impaired loans. Loans PNC acquired from National
City that were impaired are purchased impaired loans.
Designed to
Deliver
Strong
Results

(billions)
Noninterest income 39%
Net interest income 61%

Strong Pretax Pre-Provision Earnings
1
and
Well-Controlled Expenses Drive Strong ROAA
Peer Source: SNL DataSource. (1) Total revenue less noninterest expense. PNC believes that pre-tax, pre-provision earnings, a non-GAAP measure, is useful as a tool to help evaluate our ability to provide for credit costs through operations.  Total revenue and noninterest expense are both from continuing operations on our consolidated income statement.
$15.2
$8.6
$6.6
Total
revenue
Noninterest
expense
Pretax
pre-
provision
earnings¹
Provision
Year ended December 31, 2010
Net
income
$2.5
$3.4
2010 return on average assets
1.37%
1.28%
1.14%
1.08%
1.03%
0.85%
0.67%
0.62%
0.53%
0.50%
0.12%
-0.09%
-0.40%
COF
PNC
USB
MTB
WFC
JPM
FITB
KEY
BBT
CMA
STI
BAC
RF
Designed to
Deliver
Strong
Results

3.96%
4.35%
3.93%
4.24%
3.32%
3.38%
3.39%
3.45%
2.88%
3.15%
3.10%
2.90%
1Q10 2Q10 3Q10 4Q10
Net interest
margin
Provision-
adjusted NIM
4
Expect Core
1
and Provision-Adjusted
2
Net
Interest Income to Improve in 2011
(1) Core net interest income is total net interest income, as reported, less related purchase accounting accretion. (2) Provision-adjusted net interest income is total net interest income, as reported, less provision. (3) Net interest margin less (annualized purchase accounting accretion/average interest-earning assets). (4) Net interest margin less (annualized provision/average interest-earnings assets). (5) Refer to the economic assumptions in the Cautionary Statement in the Appendix. Further information on (3) and (4) is provided in the Appendix.
Positioned to
Achieve
Greater
Shareholder
Value
Although lower NII and NIM is
expected, core net interest
income
1
and core NIM
3
are
expected to increase
- Balance sheet is positioned for
rising interest rates
- Further opportunity to lower
deposit costs
Purchase accounting accretion
expected to decrease up to $700
million, resulting in lower net
interest income and NIM
Provision expected to decrease by
over $800 million, resulting in
higher provision-adjusted net
interest income
2
Full year provision-adjusted NIM 4
expected to improve
2011 expectations
5
(billions)
1Q10 2Q10 3Q10 4Q10 FY10
Core NII 1 $1.9 $1.9 $1.9 $1.9 $7.6
Purchase accounting
accretion
$.4 $.5 $.3 $.3 $1.6
Total NII
$2.4 $2.4 $2.2 $2.2 $9.2
Provision .8 .8 .5 .4 2.5
Provision-adjusted NII 2
$1.6 $1.6 $1.7 $1.8 $6.7
Core NIM
3

Provision-Adjusted Net Interest Margin
1
Trend
3.43%
3.32%
3.14%
2.97%
2.76% 2.68%
3.03%
2.17%
2.49%3
3.26%
3.27%
3.40%
3.38%
3.33%
2.90%
1.45%
2.27%
0.94%
0.50%
1.50%
2.50%
3.50%
4.50%
2002 2003 2004 2005 2006 2007 2008 2009 2010
PNC provision-adjusted margin
1
vs. Peers
2
PNC
Peers
2
(1) Net interest margin less (provision/average interest-earning assets).  (2) Peers represents average of banks identified in the Appendix. Peer source: SNL DataSource. (3) Excludes the 4Q08 conforming provision for credit losses of $504 million related to the National City acquisition as average interest-earning assets do not reflect the National City acquisition because the acquisition closed on December 31, 2008. Other acquisitions did not similarly impact the ratio. Including the National City conforming provision, the provision-adjusted net interest margin was
2.04%. Further information on (1) and (3) is provided in the Appendix.
PNC
2.89%
Average
Peers²
2.69%
Positioned to
Achieve
Greater
Shareholder
Value

Diversified Sources of Fee Income
YoY change in noninterest
income
1%
0%
-2%
-2%
-3%
-3%
-4%
-5%
-9%
-10%
-12%
-15%
-29%
PNC¹
STI
JPM
KEY
CMA
WFC
BBT
FITB
2
BAC
RF
COF
MTB
USB
Noninterest income
Year ended December 31, 2010
Diversified fee sources
Sales and service model
Customer growth
momentum
Regulatory headwinds
$5.9B
Asset
management
Consumer
services
Corporate
services
Deposit
service
charges
18%
21%
12%
18%
12%
Other³
19%
Residential
Mortgage
Peer source: SNL DataSource. Noninterest income is from continuing operations. (1) Excludes the 2009 $1,076 million BLK/BGI gain recorded in noninterest income. The year over year change including the gain was -17%. Further information is provided in the Appendix. (2) Excludes the impact of the 2009 gain related to the sale of a business. (3) Other in this chart includes net gains on sales of securities, net OTTI, gains on
BlackRock transactions, and other.
2011 drivers
Positioned to
Achieve
Greater
Shareholder
Value

Disciplined Expense Management
2010 noninterest expense highlights
Expenses of $8.6 billion decreased 5% YoY
Integration costs totaled $387 million in 2010
Achieved acquisition cost savings of $1.8 billion annualized in 4Q10
Expenses expected to be down in 2011, but magnitude depends on investments
1
Aggressively adding talent in key markets across businesses
- Asset Management Group
- Corporate & Institutional Banking
- Residential Mortgage Banking
Investing in products and services
- Consumer payments model
- Healthcare
Building out infrastructure
Positioned to
Achieve
Greater
Shareholder
Value
2011 outlook
(1) Subject to legal and regulatory contingencies.  See Note 22 Legal Proceedings included in Item 8 of PNC’s Form 10-K. Also refer to the economic assumptions in the Cautionary Statement in the Appendix.

Strong Momentum – Retail Banking
Retail Banking
4Q09 4Q10
Checking relationships
Online bill payment active customers
5,390
5,465
4Q09 4Q10
780
977
Most of 2010 client growth occurred in
2H10 following conversions
4Q10 checking relationships up 27,000 in a
typically flat seasonal quarter
Customer engagement scores higher in
2H10 than 1H10
Workplace and University Banking channel
client acquisition up 20% in 2H10 vs. 2H09
Reached definitive agreement to acquire 19
branches in Tampa, FL in January 2011
Positioned to
Achieve
Greater
Shareholder
Value

Regulatory changes are impacting revenue streams
Some competitors have chosen to increase fees and/or reduce customer choices
Products Designed to Accelerate
Retail Market Share Expansion
Positioned to
Achieve
Greater
Shareholder
Value
Industry challenge
PNC strategy
Expand market share and share of wallet by providing customers with more choices and rewards
Announced new accounts to help customers save, manage money and avoid fees
- Connects checking, credit, debit, and rewards
- Expands Virtual Wallet features to reach a broader group of customers
- An integrated view of your money that you cannot get anywhere else
- The more business the customer does with PNC, the more they get in return
- Free checking remains available with no balance requirement and free access to
PNC’s 6,673 ATM’s

Strong Momentum –
Corporate & Institutional Banking
2009 2010
$1,137
$1,225
Treasury management revenue
1
(1) Consolidated PNC amounts.
Capital markets revenue
1
Corporate & Institutional Banking
2009 2010
85% of Corporate Banking relationship
managers sold to a new name in 2010, with
many bringing in five or more
All relationship managers cross-sold in
2010
Strong TM pipeline including healthcare
providers, gov’t agencies and middle
market companies
In terms of capital markets deals
-#2 middle market deal bookrunner
-#4 U.S. real estate bookrunner
-#4 U.S. asset-based credit lead arranger
Harris Williams revenue increased $80
million in 2010 vs. 2009
$533
$618
Positioned to
Achieve
Greater
Shareholder
Value

Strong Momentum – Asset Management Group
Channel sales
1
+60%
$103B
2009     2010
Asset Management Group
Record sales year in 2010, including
60% YoY increase in channel sales, a
strategic focus for PNC
Total assets under administration of
$212 billion, discretionary assets under
management of $108 billion
Net asset flows up $3 billion in 2H10
versus 1H10
Significantly increased frontline talent
with 500 new hires in 2010,
approximately double prior year
2010 vs. 2009
Assets under management
$108B
Equity
Fixed income
Liquidity/other
+$6B
+$2B
($3B)
Positioned to
Achieve
Greater
Shareholder
Value
(1) Channel sales are new sales to clients who were referred to AMG by Retail Banking or Corporate and Institutional Banking.

Remaining Disciplined With Our Capital
4Q10 Tier 1 common ratio 2010 return on Tier 1 common capital
1
10.1%
9.8%
9.8%
9.3%
9.1%
8.8%
8.6%
8.3%
8.1%
7.9%
7.8%
7.5%
6.6%
CMA
PNC
JPM
KEY
BBT
COF
BAC
WFC
STI
RF
USB
FITB
MTB
24.6%
17.8%
16.9%
16.0%
15.6%
15.1%
10.0%
8.0%
8.0%
4.6%
1.9%
-1.8%
-7.2%
COF
MTB
USB
PNC
WFC
JPM
FITB
KEY
BBT
CMA
STI
BAC
RF
Peer Source: SNL DataSource and company reports. MTB is estimated. Ratios as of year end. (1) Return on tier 1 common capital calculated as net income divided by tier 1 common capital. Further information is provided in the Appendix.
Positioned to
Achieve
Greater
Shareholder
Value

Possible Impact of Basel III
Tier 1 common ratio
9.8%
Under
current
rules
10.0%
(1) Proforma assumptions may change. Proforma assumes current common stock dividend of $.10 per share per quarter and no common stock repurchases. Assumed 2011 net income of $3.0 billion and 2012 net income of $3.4 billion from First Call mean estimate as of February 24, 2011.
The First Call mean estimate is used for illustrative purposes only and does not necessarily reflect management’s expectations and may not reflect actual results. Proforma estimates are subject to change depending on final Basel III rules and final regulatory implementation. Basel III proforma assumptions are based on rules in current form and also include lower deferred tax assets and subinvestment grade securities at the end of 2012 and the impact of mortgage servicing rights and the after-tax treatment of our BlackRock investment.
PNC’s capital management priorities
12.6%
4Q10
Assumes full
Basel III
implementation
and without
benefit of multi-
year phase-in
Proforma
4Q12
1
Positioned to
Achieve
Greater
Shareholder
Value
Increase the return of capital to shareholders
via dividends and share repurchases; subject
to regulatory approval
Maintain ample capacity to meet the needs of
our clients and support organic business
growth
Continue to invest in innovative products and
services
Deploy capital for acquisitions that meet our
strategic criteria
Ensure capital adequacy in times of
uncertainty and regulatory compliance

A Demonstrated Ability to Achieve
Greater Shareholder Value
Achieving greater shareholder value
As of quarter end. (1) Tangible book value per share calculated as book value per share less total intangible assets per share. PNC believes that tangible book value, a non-GAAP measure, is useful as a tool to help evaluate the amount, on a per share basis, of intangible assets included in book value per common share. Further information is provided in the Appendix.
4Q08 4Q10
4Q08 4Q10
Book value per share Tangible book value per share
1
$39.44
$56.29
$13.10
$35.82
Positioned to
Achieve
Greater
Shareholder
Value
4Q08 4Q10
Stock price
$49.00
$60.72

Summary
PNC Continues to Build a Great Company. PNC Continues to Build a Great Company.
PNC’s powerful franchise and ability to execute
delivered record results in 2010
PNC’s business model is designed to deliver
strong results and long-term value
PNC has momentum and is positioned to
achieve even greater shareholder value

Cautionary Statement Regarding Forward-Looking
Information
Appendix
This presentation includes “snapshot” information about PNC used by way of illustration and is not intended as a full business or financial review. It should not be viewed in isolation but rather in the context of all of the information made available by PNC in its SEC filings.
We also make statements in this presentation, and we may from time to time make other statements, regarding our outlook or expectations for earnings, revenues, expenses, capital levels, liquidity levels, asset quality and/or other matters regarding or affecting PNC and its future business and operations that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act.  Forward-looking statements are typically identified by words such as “believe,” “plan,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “will,” “should,” “project,”
“goal” and other similar words and expressions.  Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time.
Forward-looking statements speak only as of the date they are made. We do not assume any duty and do not undertake to update our forward-
looking statements.  Actual results or future events could differ, possibly materially, from those that we anticipated in our forward-looking statements, and future results could differ materially from our historical performance.
Our forward-looking statements are subject to the following principal risks and uncertainties.  We provide greater detail regarding some of these factors in our 2010 Form 10-K, including in the Risk Factors and Risk Management sections of that report, and in our subsequent SEC filings. Our forward-looking statements may also be subject to other risks and uncertainties, including those that we may discuss elsewhere in this presentation or in our filings with the SEC, accessible on the SEC’s website at www.sec.gov and on or through our corporate website at www.pnc.com/secfilings. We have included these web addresses as inactive textual references only. Information on these websites is not part of this document.
•Our businesses and financial results are affected by business and economic conditions, both generally and specifically in the principal markets in which we operate. In particular, our businesses and financial results may be impacted by:
o Changes in interest rates and valuations in the debt, equity and other financial markets.
o Disruptions in the liquidity and other functioning of financial markets, including such disruptions in the markets for real estate and other assets commonly securing financial products.
o Actions by the Federal Reserve and other government agencies, including those that impact money supply and market interest rates.
o Changes in our customers’, suppliers’ and other counterparties’ performance in general and their creditworthiness in particular.
o A slowing or failure of the moderate economic recovery that began in mid-2009 and continued throughout 2010.
o Continued effects of the aftermath of recessionary conditions and the uneven spread of the positive impacts of the recovery on the economy in general and our customers in particular, including adverse impact on loan utilization rates as well as delinquencies, defaults and customer ability to meet credit obligations.
o Changes in levels of unemployment.
o Changes in customer preferences and behavior, whether as a result of changing business and economic conditions, climate-related physical changes or legislative and regulatory initiatives, or other factors.
•Turbulence in significant portions of the US and global financial markets could impact our performance, both directly by affecting our revenues and the value of our assets and liabilities and indirectly by affecting our counterparties and the economy generally.

Cautionary Statement Regarding Forward-Looking
Information (continued)
Appendix
•We will be impacted by the extensive reforms provided for in the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”)
and ongoing reforms impacting the financial institutions industry generally.  Further, as much of the Dodd-Frank Act will require the adoption of implementing regulations by a number of different regulatory bodies, the precise nature, extent and timing of many of these reforms and the impact on us is still uncertain.
•Financial industry restructuring in the current environment could also impact our business and financial performance as a result of changes in the creditworthiness and performance of our counterparties and by changes in the competitive and regulatory landscape.
•Our results depend on our ability to manage current elevated levels of impaired assets.
•Given current economic and financial market conditions, our forward-looking financial statements are subject to the risk that these conditions will be substantially different than we are currently expecting. These statements are based on our current view that the moderate economic recovery that began in mid-2009 and continued throughout 2010 will slowly gather enough momentum in 2011 to lower the unemployment rate amidst continued
low interest rates.
•Legal and regulatory developments could have an impact on our ability to operate our businesses or our financial condition or results of operations or our competitive position or reputation.  Reputational impacts, in turn, could affect matters such as business generation and retention, our ability to attract and retain management, liquidity, and funding.  These legal and regulatory developments could include:
o Changes resulting from legislative and regulatory responses to the current economic and financial industry environment.
o Other legislative and regulatory reforms, including broad-based restructuring of financial industry regulation (such as those under the Dodd-
Frank Act) as well as changes to laws and regulations involving tax, pension, bankruptcy, consumer protection, and other aspects of the financial institution industry.
o Unfavorable resolution of legal proceedings or other claims and regulatory and other governmental investigations or other inquiries.  In addition to matters relating to PNC’s business and activities, such matters may also include proceedings, claims, investigations, or inquiries relating to pre-acquisition business and activities of acquired companies, such as National City.
o The results of the regulatory examination and supervision process, including our failure to satisfy the requirements of agreements with governmental agencies.
o Changes in accounting policies and principles.
o Changes resulting from legislative and regulatory initiatives relating to climate change that have or may have a negative impact on our customers’ demand for or use of our products and services in general and their creditworthiness in particular.
o Changes to regulations governing bank capital, including as a result of the Dodd-Frank Act and of the so-called “Basel III” initiatives.
•Our business and operating results are affected by our ability to identify and effectively manage risks inherent in our businesses, including, where appropriate, through the effective use of third-party insurance, derivatives, and capital management techniques, and by our ability to meet evolving regulatory capital standards.
•The adequacy of our intellectual property protection, and the extent of any costs associated with obtaining rights in intellectual property claimed by others, can impact our business and operating results.
•Our ability to anticipate and respond to technological changes can have an impact on our ability to respond to customer needs and to meet competitive demands.
•Our ability to implement our business initiatives and strategies could affect our financial performance over the next several years.
•Competition can have an impact on customer acquisition, growth and retention, as well as on our credit spreads and product pricing, which can affect market share, deposits and revenues.

Cautionary Statement Regarding Forward-Looking
Information (continued)
Appendix
•Our business and operating results can also be affected by widespread disasters, terrorist activities or international hostilities, either as a result of the impact on the economy and capital and other financial markets generally or on us or on our customers, suppliers or other counterparties specifically.
•Also, risks and uncertainties that could affect the results anticipated in forward-looking statements or from historical performance relating to our equity interest in BlackRock, Inc. are discussed in more detail in BlackRock’s filings with the SEC, including in the Risk Factors sections of
BlackRock’s reports. BlackRock’s SEC filings are accessible on the SEC’s website and on or through BlackRock’s website at www.blackrock.com. This material is referenced for informational purposes only and should not be deemed to constitute a part of this document.
We grow our business in part by acquiring from time to time other financial services companies, financial services assets and related deposits.
Acquisitions present us with risks in addition to those presented by the nature of the business acquired.  These include risks and uncertainties related both to the acquisition transactions themselves and to the integration of the acquired businesses into PNC after closing.
Acquisitions may be substantially more expensive to complete (including unanticipated costs incurred in connection with the integration of the acquired company) and the anticipated benefits (including anticipated cost savings and strategic gains) may be significantly harder or take longer to achieve than expected.  Acquisitions may involve our entry into new businesses or new geographic or other markets, and these situations also present risks resulting from our inexperience in those new areas.
As a regulated financial institution, our pursuit of attractive acquisition opportunities could be negatively impacted due to regulatory delays or other regulatory issues.  In addition, regulatory and/or legal issues relating to the pre-acquisition operations of an acquired business may cause reputational harm to PNC following the acquisition and integration of the acquired business into ours and may result in additional future costs or regulatory limitations arising as a result of those issues.
Any annualized, proforma, estimated, third party or consensus numbers in this presentation are used for illustrative or comparative purposes only and may not reflect actual results.  Any consensus earnings estimates are calculated based on the earnings projections made by analysts who cover that company. The analysts’ opinions, estimates or forecasts (and therefore the consensus earnings estimates) are theirs alone, are not those of
PNC or its management, and may not reflect PNC’s or other company’s actual or anticipated results.

Non-GAAP to GAAP Reconcilement
Appendix
For the three months ended
$ in millions Dec. 31, 2010 Sept. 30, 2010 June 30, 2010 Mar. 31, 2010
Net interest margin, as reported 3.93% 3.96% 4.35% 4.24%
Provision for credit losses $442 $486 $823 $751
Avg. interest earning assets $223,795 $223,677 $224,580 $226,992
Annualized provision/Avg. interest earning assets 0.78% 0.86% 1.47% 1.34%
Provision-adjusted net interest margin (1) 3.15% 3.10% 2.88% 2.90%
$ in millions 2002 2003 2004 2005 2006 2007 2008 2009 2010
Net interest margin, as reported 3.99% 3.64% 3.22% 3.00% 2.92% 3.00% 3.37% 3.82% 4.14%
Provision for credit losses $309 $177 $52 $21 $124 $315 $1,517 $3,930 $2,502
Avg. interest-earning assets $55,345 $55,172 $61,821 $73,001 $77,692 $98,010 $114,484 $238,487 $224,749
Provision/Avg. interest-earning assets 0.56% 0.32% 0.08% 0.03% 0.16% 0.32% 1.33% 1.65% 1.11%
Provision-adjusted net interest margin (1) 3.43% 3.32% 3.14% 2.97% 2.76% 2.68% 2.04% 2.17% 3.03%
$504
Adjusted provision for credit losses $1,013
Avg. interest-earning assets $114,484
Adjusted provision/Avg. interest-earning assets 0.88%
Adjusted provision-adjusted net interest margin (2) 2.49%
(2) The adjustment represents provision for credit losses adjusted for the 4Q08 conforming provision related to the National City acquisition (as average interest-
earnings assets for 2008 do not reflect the National City acquisition because it closed on December 31, 2008), divided by average interest-earning assets. Other acquisitions did not similarly impact the ratio.
(1) The adjustment represents annual or annualized, as applicable, provision for credit losses divided by average interest-earning assets.
For the year ended
Conforming provision - National City
PNC believes that provision-adjusted net interest margin, a non-GAAP measure, is useful as a tool to help evaluate the amount of credit related risk associated with interest-earning assets.

Non-GAAP to GAAP Reconcilement
Appendix
In millions except per share data As of Dec. 31, 2008 As of Dec. 31, 2010
Common shareholders' equity $17,490 $29,596
Common shares outstanding 443                               526
Book value per common share $39.44 $56.29
Intangible assets $11,688 $10,753
Common shareholders' equity less intangible assets $5,802 $18,843
Common shares outstanding 443                               526
Tangible book value per common share $13.10 $35.82
PNC believes that tangible book value per common share, a non-GAAP measure, is useful as a tool to help evaluate the amount, on a per share basis, of intangible assets included in book value per common share.
$ in millions Dec. 31, 2010 Sept. 30, 2010 June 30, 2010 Mar. 31, 2010
Net interest margin, as reported 3.93% 3.96% 4.35% 4.24%
Purchase accounting accretion $344 $325 $540 $440
Purchase accounting accretion, if annualized $1,365 $1,289 $2,166 $1,784
Avg. interest earning assets $223,795 $223,677 $224,580 $226,992
Annualized purchase accounting accretion/Avg. interest earning assets 0.61% 0.58% 0.96% 0.79%
Core net interest margin (1) 3.32% 3.38% 3.39% 3.45%
(1) PNC believes that core net interest margin, a non-GAAP measure, is useful as a tool to help evaluate the impact of purchase accounting accretion on net interest margin.  The adjustment represents annualized purchase accounting accretion divided by average interest-earning assets.
For the three months ended
In millions Dec. 31, 2009 Dec. 31, 2010
Noninterest income, as reported $7,145 $5,946 -17%
Adjustment:
   Gain on BlackRock/BGI transaction 1,076                    -                        -
Noninterest income, as adjusted $6,069 $5,946 -2%
For the year ended
Year over Year
Change

Non-GAAP to GAAP Reconcilement
Appendix
As of or for the three months ended
In millions Dec. 31, 2010 Sept. 30, 2010 June 30, 2010 Mar. 31, 2010
Tier 1 common capital $21,188 $20,437 $18,173 $17,562
Reported net income 820                             1,103                          803                             671
Reported net income, if annualized 3,253                          4,376                          3,221                          2,721
Adjustments:
   After-tax gain on sale of GIS -                              (328)
   After-tax impact of integration costs 51                               62                               65                               73
Adjusted net income $871 $837 $868 $744
Adjusted net income, if annualized 3,454                          3,321                          3,482                          3,017
Return on tier 1 common capital 15.4% 21.4% 17.7% 15.5%
Adjusted return on tier 1 common capital 16.3% 16.2% 19.2% 17.2%
As of or for the year ended
In millions Dec. 31, 2010 Dec. 31, 2009
Tier 1 common capital $21,188 $13,941
Reported net income 3,397                          2,403
Adjustments:
   After-tax gain on BlackRock/BGI transaction -                              (687)
   After-tax gain on sale of GIS (328)                            -
   After-tax impact of integration costs 251                             274
Adjusted net income $3,320 $1,990
Return on tier 1 common capital 16.0% 17.2%
Adjusted return on tier 1 common capital 15.7% 14.3%
PNC believes that return on tier 1 common capital is useful as a tool to help measure and assess a company's use of common equity, and that such information adjusted for the impact of the BLK/BGI and GIS gains and integration costs may be useful due to the extent to which those items are not indicative of our ongoing operations.  After-tax adjustments are calculated using a marginal federal income tax rate of 35% and include applicable income tax adjustments.  The after-tax gain on the sale of GIS and the after-tax BLK/BGI gain also reflect the impact of state income taxes. Pretax amounts and tax benefit for adjustments are as follows: (1) gain on sale of GIS for 3Q and full year 2010 is $639 million pretax with tax benefit of $311 million;  (2) gain on BlackRock/BGI transaction for full year 2009 is $1,076 million pretax with tax benefit of $389 million;  (3) integration costs for 1Q, 2Q, 3Q and 4Q 2010, respectively, are $113 million,
$100 million, $96 million, and $78 million pretax with tax benefit of $40 million, $35 million, $34 million, and $27 million, respectively;  and (4) integration costs for full years 2010 and 2009, respectively, are $387 million and $421 million pretax with tax benefit of $136 million and $147 million, respectively.

Peer Group of Banks
Appendix
The PNC Financial Services Group, Inc. PNC
BB&T Corporation BBT
Bank of America Corporation BAC
Capital One Financial, Inc. COF
Comerica Inc. CMA
Fifth Third Bancorp FITB
JPMorgan Chase JPM
KeyCorp KEY
M&T Bank MTB
Regions Financial Corporation RF
SunTrust Banks, Inc. STI
U.S. Bancorp USB
Wells Fargo & Co. WFC
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